EXHIBIT 10.4.1

                             STOCK OPTION AGREEMENT

       THIS STOCK OPTION AGREEMENT is made and entered into as of the date indicated on the signature page under "Date of Agreement" by and between MGIC Investment Corporation, a Wisconsin corporation (the "Company"), and the employee of Mortgage Guaranty Insurance Corporation whose signature is set forth on the signature page hereto (the "Employee").

                                  INTRODUCTION

       The Company is granting options to purchase shares of the Company's Common Stock, $1.00 par value per share (the "Stock"), to the Employee under the MGIC Investment Corporation 1991 Stock Incentive Plan, as amended (the "Plan") and this Agreement.

       This Agreement consists of this instrument and the Incorporated Terms Dated As of January 23, 2002 to Stock Option Agreement (the "Incorporated Terms"), which although not attached to this instrument, are part of this Agreement and are being sent to the Employee as indicated in Paragraph 1(b) below.

       The parties mutually agree as follows:

       1. (a) The Company hereby grants to the Employee the right and option (the "Stock Option") to purchase from the Company, on the terms and conditions herein set forth, the number of shares of Common Stock set forth on the signature page hereof after "Number of Shares" (the "Option Shares"), at a purchase price per share set forth on the signature page after "Option Price Per Share" (the "Option Price"), exercisable as hereinafter stated; provided, however, that such number of shares and/or Option Price is subject to adjustment as provided in Section 6 of this Stock Option Agreement. The Stock Option shall be exercisable in whole or in part, to the extent provided in Section 4 hereof. As a condition of the grant of the Stock Option, Employee must execute this Agreement and an agreement not to compete in the form provided to the Employee by the Company. The Stock Option is a nonstatutory stock option and not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

       (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as "this Agreement." The terms "herein," "hereof," "above" and similar terms used in this Agreement refer to this Agreement and not to this instrument or the Incorporated Terms. The Employee is receiving the text of the Incorporated Terms as an attachment to an e-mail dated on or about that refers to this Agreement. The Company is hereby advising the Employee to print and retain a copy of the Incorporated Terms. The Employee agrees if there is any difference between the text of the Incorporated Terms received as indicated above and the text of the Incorporated Terms retained by the Company's Secretary in connection with the meeting of the Management Development Committee, the text of the copy retained by the Secretary will control.

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       IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto affixed his hand and seal, all as of the day and year set forth below.

       Date of Agreement:


                                 MGIC INVESTMENT CORPORATION


                                 By:____________________________________________
                                 Title:  President and Chief Executive Officer



       Sign Here:                                                         (SEAL)
                                 -----------------------------------------
                                 Name of Employee:
                                 Number of Shares:

                                 Option Price Per Share:    $
                                 Final Termination Date:
                                 (See Section 4(b)(iv) of Incorporated Terms)


                                VESTING SCHEDULE
                    (See Section 4(a) of Incorporated Terms)

                Date:                            Percent Exercisable or Vested:
                -----                            ------------------------------
              Prior to                                         0%
                                                               20%
                                                               40%
                                                               60%
                                                               80%
                                                              100%


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